ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENT (this "Assignment") is effective as of March __, 2021, by and between MHP PURSUITS LLC, a North Carolina limited liability company ("Assignor Purchaser"), and GOLDEN ISLES MHP LLC, a Georgia limited liability company ("Assignee Land Purchaser"), and GVEST FINANCE LLC, a North Carolina limited liability company ("Assignee Homes Purchaser").

STATEMENT OF PURPOSE

William Howard O'Quinn and Mary W. O'Quinn ("Seller"), and Assignor Purchaser entered into that certain Purchase and Sale Agreement dated June 8, 2020 (the "Agreement"), for the purchase and sale of certain property consisting of the Trans Villa Mobile Home Park located in Brunswick, Georgia (the "Property"), such Property being more particularly described in the Agreement. Assignee Purchaser is affiliated with Assignor Land Purchaser and Assignee Homes Purchaser, and the parties desire to assign the Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Assignment to Assignee Land Purchaser. Assignor Purchaser hereby assigns to Assignee Land Purchaser all of its rights and obligations under the Agreement with respect to the land described in the Agreement. The foregoing assignment shall not relieve Assignor Purchaser from any duty or obligations under the Agreement.

2. Assumption by Assignee Land Purchaser. Assignee Land Purchaser hereby accepts the assignment as set forth above, and Assignee Land Purchaser hereby assumes all of Assignor Purchaser's obligations under the Agreement with respect to the land described in the Agreement.

3. Assignment to Assignee Homes Purchaser. Assignor Purchaser hereby assigns to Assignee Homes Purchaser all of its rights and obligations under the Agreement with respect to the manufactured or mobile homes described in the Agreement. The foregoing assignment shall not relieve Assignor Purchaser from any duty or obligations under the Agreement.

4. Assumption by Assignee Homes Purchaser. Assignee Homes Purchaser hereby accepts the assignment as set forth above, and Assignee Homes Purchaser hereby assumes all of Assignor Purchaser's obligations under the Agreement with respect to the manufactured or mobile homes described in the Agreement.

5. Counterparts. This Assignment may be executed in several counterparts, all of which are identical and all of which counterparts together shall constitute one and the same document. This Assignment may be executed by facsimile or electronic mail signatures.

[Signatures Included on Following Page]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment effective as of the date first set forth above.

ASSIGNOR PURCHASER:

MHP PURSUITS LLC,
a North Carolina limited liability company

By:____________________________
Name: Michael Z. Anise
Title: President

ASSIGNEE LAND PURCHASER:

GOLDEN ISLES MHP LLC,
a Georgia limited liability company

By: Manufactured Housing Properties Inc.,
its Sole Member

By:____________________________
Name: Michael Z. Anise
Title: President

ASSIGNEE HOMES PURCHASER:

GVEST FINANCE LLC,
a North Carolina limited liability company

By:____________________________
Name: Raymond M. Gee
Title: Manager